WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported):
                          May 18, 1994



                      HEALTH CARE REIT, INC.
     (Exact name of registrant as specified in its charter)



       Delaware                     1-8923           34-1096634
(State or other jurisdiction    (Commission        (IRS Employer
     of incorporation)          File Number)    Identification No.)


One SeaGate, Suite 1950, P.O. Box 1475     Toledo, Ohio  43603-1475
(Address of principal executive offices)                 (Zip Code)


(Registrant's telephone number, including area code):  419-247-2800



                      This Instrument contains ___ pages.

                    The Exhibit Index is located on page 5.

Item 5.    OTHER EVENTS.

Amendments to By-Laws and Certificate of Incorporation and Authorization of Preferred Stock.

          On May 18, 1994, the stockholders of Health Care REIT, Inc., a Delaware corporation (the "Registrant"), approved certain amendments to the Registrant's Restated Certificate of Incorporation (the "Restated Certificate") and By-Laws. A copy of the By-Laws of the Registrant as amended is filed with this Report as Exhibit 1. The amendments to the Restated Certificate included an amendment that authorized the Registrant to issue and have outstanding 10,000,000 shares of preferred stock, par value $1.00 Registrant also filed a Certificate of Designation, Preferences and Rights of Junior Participating Preferred Stock, Series A with the Secretary of State of the State of Delaware designating 13,000 shares of preferred stock as Junior Participating Preferred Stock, Series A. A copy of the Certificate of Designation is filed with this Report as Exhibit 2. On July 25, 1994, the Registrant also filed a Second Restated Certificate of Incorporation with the Secretary of State of the State of Delaware which integrated into a single instrument all of the provisions of its Restated Certificate of Incorporation and amendments thereto. A copy of the Second Restated Certificate of Incorporation is filed with this Report as Exhibit 3.

Adoption of Rights Plan.

          On July 19, 1994, the Registrant adopted a Preferred Share Purchase Rights Plan (the "Rights Plan") and declared a dividend distribution to be made to stockholders of record on August 5, 1994 of one Preferred Share Purchase Right on each outstanding Right will entitle stockholders to buy one one-thousandth of a share of a new series of junior participating preferred stock for an exercise price of $48.00.

          The Rights will be exercisable only if a person or group acquires or announces a tender offer for 15% or more of the Registrant's common stock. The Registrant may exchange the Rights (except those held by an acquirer, which would be void) for the Registrant's common stock on a one for one basis at any time after a person or group has acquired 15% or more of the outstanding common stock. The Registrant will be entitled to redeem the Rights at $.01 per Right at any time before public disclosure that a 15% position has been acquired. The Rights will expire on August 5, 2004, unless previously redeemed, exchanged or exercised. This distribution of the Rights is not a taxable event to stockholders.

          A copy of the Press Release, dated July 21, 1994, released by the Registrant announcing the adoption by Registrant of the Rights Plan is filed with this Report as Exhibit No. 4.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial Statements of Businesses Acquired.

                   None.

          (b)  Pro Forma Financial Information.

                   None.

          (c)  Exhibits.

                   1.         By-Laws of the Registrant as of May
                              18, 1994.

                   2.         Certificate of Designation, Prefer-
                              ences and Rights of Junior Partici-
                              pating Preferred Stock, Series A of
                              the Registrant.

                   3.         Second Restated Certificate of
                              Incorporation of the Registrant.

                   4. Press Release dated July 21, 1994 of Registrant announcing the adoption by the Registrant of the Rights Plan.

                               SIGNATURE


          Pursuant to the requirements of the Securities Exchange
Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    HEALTH CARE REIT, INC.



                                    By:     BRUCE G. THOMPSON
                                         ----------------------------
                                            Bruce G. Thompson

                                    Its:  Chairman of the Board and
                                          Chief Executive Officer

Dated:  August 18, 1994

                           EXHIBIT INDEX


Exhibit No.                          Description

    1.            Amended By-Laws of the Registrant.

    2.            Certificate of Designation, Preferences
                  and Rights of Junior  Participating
                  Preferred Stock, Series A of the Registrant.
                  of the Registrant.

    4.            Press Release dated July 21, 1994 of the
                  Registrant announcing the adoption by
                  Registrant of the Rights Plan.